SkyBridge G II Fund, LLC

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	First Acquisition Date		Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Directional Equity
Armistice Capital Offshore Fund Ltd. - b	11/01/2020	$	3,350,000	$	3,940,210	5.59%
Coatue Offshore Fund Ltd - b,d	01/01/2021		1,850,000		1,927,874	2.74
Harvest Claro, LLC - c	04/01/2021		454,995		470,147	0.67
Redmile Capital Offshore Fund, Ltd. - a,b	11/01/2020		2,595,000		2,498,039	3.54
Sand Grove Opportunities Fund Ltd - a,b	03/01/2021		1,269,000		1,360,459	1.93
Soma Offshore Ltd - a,b	04/01/2021		160,000		157,100	0.22
Whale Rock Flagship Fund, Ltd - b	11/01/2020		1,500,000		1,394,389	1.98

Total Directional Equity			11,178,995		11,748,218	16.67

Directional Macro
NYDIG Institutional Bitcoin Fund L.P. - e,f	12/11/2020		3,366,197		5,144,464	7.30

Total Directional Macro			3,366,197		5,144,464	7.30

Event Driven
AG Mortgage Value Partners, L.P. - a,b	10/01/2018		1,808,327		2,090,355	2.97
Axonic Credit Opportunities Fund L.P. - b	01/01/2014		2,142,965		2,089,868	2.96
Axonic Credit Opportunities Overseas Fund, Ltd. - b	01/01/2016		439,736		536,247	0.76
Canyon Balanced Fund L.P. - a,b	04/01/2020		1,657,500		2,304,069	3.27
CQS ABS Feeder Fund Ltd - b	04/01/2019		483,295		611,825	0.87
Medalist Partners Harvest SPV Ltd - c	04/01/2021		2,035,418		1,212,280	1.72
Mudrick Distressed Opportunity Fund, L.P. - a,b	09/01/2019		937,500		1,144,188	1.62
Seer Capital Partners Fund L.P. - c	01/01/2014		1,414,952		1,751,888	2.49
Seer Capital Partners Offshore Fund Ltd. - c	04/01/2016		744,019		1,002,462	1.42
Solus LLC - Class L Band 2Y - c	04/01/2019		414,297		224,320	0.32
Third Point Offshore Fund, Ltd. - b	09/01/2020		5,928,819		7,469,708	10.60

Total Event Driven			18,006,828		20,437,210	29.00

Relative Value
Context Partners Fund, L.P. - b	02/01/2019		2,225,000		2,688,762	3.81
Hildene Opportunities Fund II, L.P. - b,d	04/01/2017		2,250,000		3,169,747	4.50
Hildene Opportunities Offshore Fund II, Ltd. - b,d	10/01/2017		1,425,000		1,851,497	2.63
Linden Investors LP - a,b	01/01/2015		3,787,579		5,741,549	8.14
Metacapital Mortgage Opportunities Fund, L.P. Class B - a,b	01/01/2014		16,320		12,562	0.02
Millennium International, Ltd. - a,b	08/01/2015		309,781		526,304	0.75
Sculptor Overseas Fund II, Ltd. - b	04/01/2021		2,250,000		2,286,936	3.24
Shaolin Capital Partners Onshore Fund, L.P. - b	02/01/2021		1,000,000		967,360	1.37
ShoreBridge Point72 Select, Ltd. - a,b	06/01/2020		3,509,288		3,951,601	5.61

Total Relative Value			16,772,968		21,196,318	30.07

Total Investments in Investment Funds - *		$	49,324,988†	$	58,526,210	83.04

Other Assets, less Liabilities					11,950,466	16.96

Shareholders’ Capital				$	70,476,676	100.00%

SkyBridge G II Fund, LLC

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	As of June 30, 2021, subject to gated redemptions (these are investor-level percentage limitations on redemption).
b	Redemptions permitted quarterly.
c

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $4,661,097 (7.96% of total Investments in Investment Funds) of illiquid investments at June 30, 2021.

d	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
e	Redemptions permitted monthly.
f

The Investment Fund is held by SkyBridge G II Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. Investment Fund held by the Sub-Fund represents 8.79% of the total Investments in Investment Funds.

‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of June 30, 2021, as computed for federal tax purposes, were as follows:

Aggregate cost	$50,701,522

Gross unrealized appreciation	$9,843,182
Gross unrealized depreciation	(2,018,494)

Net unrealized appreciation	$7,824,688

SkyBridge G II Fund, LLC

Notes to Schedule of Investments

June 30, 2021 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge G II Fund, LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of June 30, 2021, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at June 30, 2021

Investments in Investment Funds	$—	$—	$—	$58,526,210	$58,526,210

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $58,526,210 have not been categorized in the fair value hierarchy. This amount includes $5,144,464 held by SkyBridge G II Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted Cayman Islands limited liability company on December 9, 2020 and is a wholly owned subsidiary of the Company.

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

June 30, 2021 (Unaudited)

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of June 30, 2021 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. An Investment Fund in this strategy, representing approximately 4 percent of the Investment Funds in this strategy is an illiquid or side pocket investment with a suspended redemption. Approximately 16 percent of the Investment Funds in this strategy are subject to hard lock provisions to be lifted after 12 months. Approximately 34 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 46 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. Also included in the Directional Macro strategy is the Company’s exposure to digital assets, including its passively-managed exposure in bitcoin. Digital assets (also known as “virtual currencies,” “cryptocurrencies,” “coins” or “tokens” or similar terms) are assets that are issued and/or transferred using technological innovations such as distributed ledger or blockchain technology and include, but are not limited to, bitcoin. The Investment Fund in this strategy has monthly liquidity, subject to a 30 day notice period.

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

June 30, 2021 (Unaudited)

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 90 day notice period. Investment Funds in this strategy, representing approximately 21 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 27 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 52 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 30 to 90 day notice period. Approximately 24 percent of the Investment Funds in this strategy are subject to hard lock provisions to be lifted after 12 months. Approximately 48 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 28 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.